UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended December 31, 2003 **

Debtors’ Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher LLP
(Debtors’ Attorneys)

Monthly Operating Loss: $(49,249)
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: January 26, 2004

/s/ Scott Macdonald
Scott Macdonald
Senior Vice President
and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
December 31, 2003

ASSETS:
Cash and cash equivalents	$246,662
Restricted cash	88,567
Subscriber receivables - net	232,769
Prepaid expenses	73,570
Investments	21,896
Intercompany receivables	27,597,373
Related party receivables	1,893,985
Property, plant and equipment - net	7,043,408
Intangible assets - net	15,442,208
Other assets - net	438,058

Total assets	$53,078,496

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$154,720
Subscriber advance payments and deposits	110,222
Accrued interest and other liabilities	473,393
Intercompany payables	560,076
Related party payables	162,479
Parent and subsidiary debt	334,772
Deferred income taxes	2,004,930

3,800,592

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities
attributable to Rigas family entities	2,846,156

16,267,756
Accounts payable	980,996
Accrued interest and other liabilities	534,072
Intercompany payables	27,012,249
Related party payables	1,358,965
Cumulative redeemable exchangeable preferred stock	148,794

Total liabilities subject to compromise	46,302,832

Total liabilities	50,103,424

Minority interests	546,572

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(6,420)
Accumulated deficit	(4,032,814)
Treasury stock, at cost	(149,401)

5,274,656
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,428,500

Total liabilities and stockholders' equity	$53,078,496

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	Month Ended December 31, 2003	Eighteen Months Ended December 31, 2003

Revenue	$313,845	$5,256,318
Cost and expenses:
Direct operating and programming	172,164	2,493,043
Selling, general and administrative	82,870	1,182,430
Depreciation and amortization	94,870	1,341,533
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	4,806	82,619
Estimated provision for accounting changes	--	51,000

Operating income (loss) before reorganization expenses due to	(40,865)	33,559
bankruptcy
Reorganization expenses due to bankruptcy	8,384	136,514

Operating loss	(49,249)	(102,955)

Other income (expense):
Interest expense	(26,289)	(616,315)
Minority interest in losses of subsidiaries - net	3,851	14,285
Other-than-temporary impairment of investments and other assets	(300)	(182,553)
Other	(952)	12,161

	(23,690)	(772,422)

Net loss before income taxes	(72,939)	(875,377)
Income tax benefit	--	35

Net loss applicable to common stockholders	$(72,939)	$(875,342)

Net loss per weighted average share outstanding - basic and diluted	$(0.29)	$(3.45)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	Month Ended December 31, 2003	Eighteen Months Ended December 31, 2003

Cash flows from operating activities:
Net loss	$(72,939)	$(875,342)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	94,870	1,341,533
Amortization of bank financing costs	(3,821)	30,257
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	300	182,553
Minority interest in losses of subsidiaries - net	(3,851)	(14,285)
Equity in losses of affiliates, net	1,373	1,373
Gain on sale of assets - net	(53)	(2,022)
Other non-cash items	3,856	3,856
Reorganization expenses due to bankruptcy	8,384	136,514
Non-recurring professional fees, net of amounts paid	(380)	22,745
Change in assets and liabilities:
Subscriber receivables - net	(27,462)	(31,955)
Prepaid expenses - net	(25,002)	(19,636)
Other assets - net	5,674	(62,796)
Accounts payable	25,018	68,858
Subscriber advance payments and deposits	37,495	32,390
Accrued interest and other liabilities	4,762	276,372
Intercompany receivables and payables - net	7,174	(11,896)

Net cash provided by operating activities before
payment of reorganization expenses	55,398	1,150,653
Reorganization expenses paid during the period	(16,128)	(114,021)

Net cash provided by operating activities	39,270	1,036,632

Cash flows from investing activities:
Expenditures for property, plant and equipment	(80,581)	(1,058,593)
Cash paid for acquisitions	--	(2,887)
Changes in restricted cash	(2,804)	(87,185)
Investment distributions and contributions - net	87	(954)
Related party receivables and payables - net	(4,069)	27,320
Other	118	118

Net cash used in investing activities	(87,249)	(1,122,181)

Cash flows from financing activities:
Proceeds from debt	44,000	277,000
Payments of debt	(2,386)	(38,377)
Payment of debtor in possession bank financing costs	--	(48,797)

Net cash provided by financing activities	41,614	189,826

Change in cash and cash equivalents	(6,365)	104,277
Cash and cash equivalents, beginning of period	253,027	142,385

Cash and cash equivalents, end of period	$246,662	$246,662

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1.     Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related businesses. Adelphia’s operations consist primarily of selling video programming and high-speed internet services, which are distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities (the “Non-Filing Entities”) who did not file voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the managing partner and whose bankruptcy filing is administered separately. The Non-Filing Entities as of December 31, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended December 31, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by John J. Rigas or his family (the “Rigas Family” or “Rigas Entities”).

        Adelphia Business Solutions, Inc., which currently conducts business under the name TelCove (“TelCove”), was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove. On March 27, 2002, TelCove and certain of its direct subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On December 19, 2003, the Bankruptcy Court entered an order confirming TelCove’s Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2003.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors” or “Filing Entities”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Bankruptcy Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively. By order dated June 26, 2003, the Bankruptcy Court granted the Company’s third request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through October 20, 2003 and December 22, 2003, respectively. By order dated November 13, 2003, the Bankruptcy Court granted the Company’s fourth request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through February 17, 2004 and April 20, 2004, respectively.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be between $27,000 to $31,500. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of December 31, 2003, or the results of its operations or its cash flows for the one and eighteen month periods ended December 31, 2003 in conformity with GAAP because the accompanying. unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities Inc. and CitiGroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.) as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires annual testing for impairment of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Reclassification

        Certain amounts for the eighteen months ended December 31, 2003 have been reclassified to conform with the December 31, 2003 monthly presentation.

        In accordance with SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” the Company has reclassified “Cumulative redeemable exchangeable preferred stock” as a liability in the accompanying unaudited consolidated balance sheet.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte that, based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2003, 2002 and 2001 or its re-audits for the years ended December 31, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaims with respect to the Company’s complaint and also asserted claims against the Rigas Family. On January 9, 2004, the Company filed an answer to Deloitte’s counterclaims and also served discovery requests on Deloitte, including (i) Adelphia’s First Set of Document Requests and (ii) a Notice of Deposition of Deloitte’s Corporate Designee.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other new members of management, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003, respectively. Mr. Schleyer’s employment agreement provides that he will be permitted to use the Company’s aircraft in accordance with the corporate aircraft policy approved by the Board of Directors, and prohibits personal use of the aircraft. In October 2003, the Board of Directors approved an aircraft policy that provides, among other things, that reimbursed commuting under a timeshare arrangement does not constitute personal use of the aircraft if significant advantages to the Company in terms of time, money, security or productivity may be realized.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

2.    Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of December 31, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court.  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the DIP Facility. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loan”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank (the “Tranche B Loan Proceeds”). The Company pays interest on the Tranche B Loan Proceeds, net of interest income, as defined. Furthermore, as of December 31, 2003, the Company has issued letters of credit totaling $17,177 secured by the Tranche A Loan and $44,459 secured by the Tranche B Loan Proceeds. A portion of the restricted cash in the accompanying consolidated balance sheet reflects the Tranche B Loan Proceeds securing letters of credit issued under Tranche B.

        The DIP Facility contains certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, the sale of assets, and the funding of capital expenditures. The DIP Facility also requires that the Company meet certain financial covenants, which became effective for periods beginning May 1, 2003. The Century-TCI Borrower Group (as defined in the DIP Facility) is currently not in compliance with the Minimum Cumulative earnings before interest, taxes, depreciation, amortization and reorganization expenses covenant set forth in the DIP Facility.  The Company is working with the DIP Lenders to amend the DIP Facility on a prospective basis and it is anticipated that in connection with the amendment, the DIP Lenders will waive all defaults and events of default arising out of the breach.  In addition, under the terms of the DIP Facility, the default does not affect the ability of any borrower group (other than the Century-TCI Borrower Group) from borrowing thereunder.

        On July 10, 2003, the Company made a mandatory prepayment of principal on the DIP Facility in connection with an asset sale. As a result, the total commitment for the entire DIP Facility was reduced to $1,499,032 and the total commitment of the Tranche B Loan was reduced to $199,032. As of December 31, 2003, $199,032 under the Tranche B Loan has been drawn and $77,000 under the Tranche A Loan has been drawn. In addition, $17,177 of letters of credit have been issued under the Tranche A Loan, leaving availability of $1,205,823 under the Tranche A Loans.

        On January 7, 2004, the Company completed a series of asset sales in which it received aggregate net proceeds of approximately $1,281. Under the terms of the DIP Facility, the Company is required to use all such aggregate net proceeds over $100 to prepay amounts outstanding thereunder. The Company expects to complete the prepayment process at the end of January, at which time a corresponding reduction in the total commitment under the DIP Facility will be effected.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999. As disclosed in its Current Reports on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in a materially different treatment from that presented herein.

        On July 6, 2003, the Creditors’ Committee filed an adversary proceeding against the Debtors’ Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the “Defendants”) on behalf of the Debtors and their estates seeking, among other things, to: (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as fraudulent transfer obligations the Debtors’ obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants’ claims in the Debtors’ bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and (vi) recover damages for violations of the Bank Holding Company Act. On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors’ Committee’s Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee’s Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents’ Responses in Opposition to the Motion of the Creditors’ Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors’ Committee’s Complaint. On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders. By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors’ Committee had met the applicable legal standards to assert claims on behalf of the Debtors. On or about October 3, 2003, certain of the Defendants filed objections to the Creditors’ Committee’s motion seeking standing to pursue the adversary proceeding filed against the Defendants. On or about January 13, 2004, the Creditors’ Committee filed its memorandum of law in opposition to objections to standing and motions to dismiss.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:	December 31, 2003

9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	276,032
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	181,191

Total subsidiary debt	$6,839,328

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,756,372
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,602,528

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,756,372 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $276,032 and capital leases of $58,740.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	4.80%

        On December 29, 2003, certain holders of prepetition convertible subordinated debt issued by Adelphia Communications Corporation (“ACC”) and the Bank of New York, as trustee with respect to such debt, filed a lawsuit against ACC seeking, among other things, a declaratory judgment stating that under the provisions of the applicable indentures, such holders are entitled to receive and retain their pro rata portion of payment on their claims to the extent that distributions are made to ACC’s senior note holders in the form of Common Stock under any plan proposed in the chapter 11 cases. The Debtors are preparing a response but have not yet filed an answer and/or any motions in connection with the complaint.

Interest Expense

        Interest expense totaled $26,289 and $616,315 for the one and eighteen month periods ended December 31, 2003, respectively, of which $12,745 and $239,040 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and eighteen month periods ended December 31, 2003 is $87,911 and $1,729,897, respectively.

Other

        By order dated August 7, 2003, the Bankruptcy Court ordered that the Rigas family could cause the Rigas Entities to pay on their behalf certain defense costs, not to exceed $15,000 in the aggregate. The order does not require any Debtor to advance funds of any Debtor’s estate for such defense costs. Adelphia and the Creditors’ Committee both appealed the order. The United States District Court for the Southern District of New York temporarily stayed the order. On September 2, 2003, the Bankruptcy Court approved a stipulation and order between the Debtors, the Rigas Family and certain other parties that allowed the Rigas Entities to advance up to $15,000 in defense costs to the Rigas Family, acknowledged that certain Rigas Entities were in default under certain co-borrowing facilities and delegated certain management rights to the Company with respect to the Rigas Entities. As of December 31, 2003, the Rigas Entities had advanced $8,641 to the Rigas Family for defense costs in accordance with the stipulation.

3.     Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003. The Company had been recording a monthly provision in 2003 of $2,000 for estimated accounting changes. In conjunction with the corrections made in April 2003 for Capitalized Installation and Construction Activities, the Company discontinued recording the estimated provision and reversed the $6,000, which had been previously recorded in 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2003, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will increase expenses and decrease capital expenditures by approximately $300,000 on an annualized basis in 2003 as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities; therefore, the estimated $300,000 annualized impact for 2003 is not necessarily indicative of actual results for the year ended December 31, 2003 or of corrections that may be made for the years ended December 31, 2003, 2002, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2003, 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

4.     Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Debtors. Any damages resulting from the rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia has provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which proofs of claims must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules of Liabilities. By order dated October 24, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against the Debtors’ estates of January 9, 2004 at 5:00 P.M. (Eastern Time). Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the disposition of such claim. The determination of how such liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of the Company’s total liabilities is presently not determinable. On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statement of Financial Affairs. On or about October 8, 2003, each Debtor filed its First Amendment to its Schedules of Liabilities and Statement of Financial Affairs. On or about October 24, 2003, certain of the Debtors filed a Second Amendment to their respective Schedules of Liabilities. By order dated November 13, 2003, the Bankruptcy Court granted each Debtor an extension through January 15, 2004 to file its Schedules of Assets. By order dated January 13, 2004, the Bankruptcy Court granted the Debtors a further extension through March 1, 2004 to file their respective Schedules of Assets.

        As of December 31, 2003, the Company had liabilities subject to compromise of $46,302,832. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5.     Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

6.     Accounts Payable, Accrued Expenses and Other Liabilities

        To the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of December 31, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7.     Preferred Stock

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, preferred stock dividends would have been $5,750 and $103,500 for the respective one and eighteen month periods ended December 31, 2003.

        On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the “Preferred Stockholders”), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia’s failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock. On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the “Delaware Action”). On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors. Thereafter, the Delaware Action was withdrawn.

8.     Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables balance included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre- and post- bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated financial statements, as discussed in Note 1.

9.     Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized. Management is continuing to evaluate the recoverability of related party receivables and may record reserves against such receivables in the future.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

10.     Cash and Cash Equivalents and Restricted Cash

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

        As of December 31, 2003, the Company has restricted cash of $44,459 relating to proceeds from the Tranche B Loan which are subject to issued letters of credit. In addition, as required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $28,467. Also included in restricted cash is $13,215 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon Media Ventures, Inc. (“Verizon”), as discussed in Note 14. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

11.     Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s customers and are reported net of allowance for doubtful accounts of $12,534.

12.     Prepaid Expenses and Other Assets — Net

        Included in other assets — net are unamortized deferred financing fees of $154,976 relating to pre-petition debt obligations. Such amounts are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13.     Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the eighteen month period ended December 31, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2003, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Impairment of Long-Lived and Other Assets:
Eighteen Months Ended December 31, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

Other-than-Temporary Impairment of Investments and Other Assets:
Eighteen Months Ended December 31, 2003
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,600

$182,553

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court (the “Devon Bankruptcy Court”) on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations (collectively, the “Company Claims”). On June 23, 2003, Devon filed a disclosure statement for the joint plan of liquidation (the “Disclosure Statement”). On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement. By order dated October 1, 2003, the Devon Bankruptcy Court confirmed Devon’s first amended joint plan of liquidation. According to the Disclosure Statement, Devon Mobile and the Official Committee of Unsecured Creditors appointed in the Devon Mobile chapter 11 cases disagree with the Company Claims and intend to file an objection seeking an order eliminating such claims in their entirety. As of the date hereof, Devon Mobile has not objected to the Company Claims.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Western District of New York (the “NFHLP Bankruptcy Court”).

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. On April 23, 2003, the sale was completed. The Company did not recover any of its loans and advances in NFHLP from such sale. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries. On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors’ Disclosure Statement. On September 25, 2003, the NFHLP Bankruptcy Court approved the NFHLP joint plan of liquidation. The Niagara Debtors filed a complaint, dated November 4, 2003, against, among others, the Company and the Creditors’ Committee seeking to enforce certain purported rights against the Company and the Creditors’ Committee related to the waiver of the Company’s claims. A hearing on the complaint has not been scheduled.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company has recorded reserves totaling $2,600 related to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. By order dated October 20, 2003, the Debtors rejected the partnership agreement with Praxis Capital.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2003, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the twelve months ended December 31, 2003. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

14.     Verizon Acquisition

        On February 28, 2002, Adelphia issued 2,112,305 shares of Adelphia stock to Verizon in exchange for certain cable systems owned by Verizon in California. Subsequent to this acquisition, certain franchise authorities filed suit against Verizon and Adelphia asserting that Verizon had not received approval from the franchise authorities for the sale as required by the franchise agreement. On May 15, 2002, the courts granted a temporary restraining order to unwind the sale. Because Verizon had vacated the area, the court ordered Adelphia to provide service on behalf of Verizon to customers in the franchise area. In addition, Adelphia was prohibited from using any funds received from these customers and was required to place all funds received from these customers in a trust account. As a result of the March 2002 temporary restraining order, Adelphia deferred the revenue received from these customers but continued to expense the costs of providing services to these customers. In the second quarter of 2003, upon appeal, the preliminary injunction was vacated. The preliminary injunction had no continuing legal effect and Adelphia, upon request, was entitled to use the funds placed in trust. As a result of the appeals court ruling, Adelphia recognized revenue, which had been deferred in prior periods, of $18,100 in June 2003.

15.     Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options do not have a dilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a dilutive effect on earnings per share.

16.     Supplemental Cash Flow Information

        Cash payments for interest were $27,502 and $582,929 for the one and eighteen month periods ended December 31, 2003, respectively. Included in these amounts are cash payments made by the Company on behalf of the Rigas family entities of $11,520 and $249,009 for the one and eighteen month periods ended December 31, 2003, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

17.     EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and eighteen month periods ended December 31, 2003. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        Presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders
	Month Ended December 31, 2003	Eighteen Months Ended December 31, 2003

Adjustments to reconcile EBITDA to net loss
applicable to common stockholders:
Depreciation and amortization	(94,870)	(1,341,533)
Interest expense	(26,289)	(616,315)
Income tax benefit	--	35

Net loss applicable to common stockholders	$(72,939)	$(875,342)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities
	Month Ended December 31, 2003	Eighteen Months Ended December 31, 2003

EBITDA	$48,220	$1,082,471
Adjustments to reconcile EBITDA to net cash
provided by operating activities:
Amortization of bank financing costs	(3,821)	30,257
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	300	182,553
Minority interest in earnings (losses) of subsidiaries - net	(3,851)	(14,285)
Equity in losses of affiliates, net	1,373	1,373
Gain on sale of assets - net	(53)	(2,022)
Other non-cash items	3,856	3,856
Reorganization expenses due to bankruptcy	8,384	136,514
Non-recurring professional fees, net of amounts paid	(380)	22,745
Change in Assets and Liabilities:
Subscriber receivables - net	(27,462)	(31,955)
Prepaid expenses - net	(25,002)	(19,636)
Other assets - net	5,674	(62,796)
Accounts payable	25,018	68,858
Subscriber advance payments and deposits	37,495	32,390
Accrued interest and other liabilities	4,762	276,372
Intercompany receivables and payables - net	7,174	(11,896)
Reorganization expenses paid during the period	(16,128)	(114,021)
Interest expense	(26,289)	(616,315)
Income tax benefit	--	35

Net cash provided by operating activities	$39,270	$1,036,632

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

18.     Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”), a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, as well as interest and other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Bankruptcy Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of the Venture’s cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent. On September 5, 2003, the Bankruptcy Court heard oral argument on ML Media’s motions for summary judgment on, and dismissal of, the counterclaims brought by Adelphia and the Venture to avoid the Recap Agreement. No ruling has yet been issued in connection with these motions. On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia’s and Century’s rejection of the Recap Agreement.

        On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute. Settlement discussions between Adelphia and ML Media are continuing.

        No accrual for the outcome of the above described litigation is included in the accompanying unaudited financial statements.

        By order dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against CMLCV’s estate of January 15, 2004 at 5:00 P.M. (Eastern Time).

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

19.     Customers

        The table below provides information on the number of basic customers, digital customers and high speed internet customers for the Debtors. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to this correction.

	Filing Entities	Non-Filing and Rigas Entities	Total

December 31, 2003:
Basic customers	5,038,429	431,355	5,469,784
Digital customers	1,801,850	150,326	1,952,176
High speed internet customers	951,406	64,858	1,016,264

Total revenue generating units	7,791,685	646,539	8,438,224

November 30, 2003:
Basic customers	5,049,265	385,254	5,434,519
Digital customers	1,808,519	150,561	1,959,080
High speed internet customers	922,096	60,515	982,611

Total revenue generating units	7,779,880	596,330	8,376,210

        As of December 31, 2003, approximately 87% of homes passed have been rebuilt to a bandwidth of 550 MHz or above with two-way capability. By June 2004, the Company expects to have approximately 95% of homes passed rebuilt to a bandwidth of 550 MHz with two-way capability.

20.     Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report beginning on page 24 are for the period from December 1 through December 31, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended December 31, 2003	Reference
Gross wages paid	$49,146,289	Schedule I
Employee payroll taxes withheld	11,501,166	Schedule I
Employer payroll taxes due	3,501,670	Schedule I
Payroll taxes paid*	21,440,910.62	Schedule II*
Sales and other taxes due	6,906,955	Schedule III
Gross taxable sales	89,969,549	Schedule III
Real estate and personal property taxes paid	4,453,578	Schedule IV
Sales and other taxes paid	6,663,422	Schedule V
Cash disbursements	401,602,358	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended November 30, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
12-Dec-03	$22,430,581	$5,030,035	$1,669,388
14-Dec-03	$26,715,708	$56,471,131	$1,832,282

Total	$49,146,289	$11,501,166	$3,501,670

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II
Pages 1 to 2

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended December 31, 2003

Payee	Payroll Taxes Paid	Payment Date

CELINA CITY	$ 237.53	12/01/03
INTERNAL REVENUE SERVICE	6,039,047.38	12/01/03
STATE OF ALABAMA	3,143.80	12/01/03
STATE OF ARIZONA	2,180.51	12/01/03
STATE OF CALIFORNIA	191,542.44	12/01/03
STATE OF COLORADO	65,374.00	12/01/03
STATE OF CONNECTICUT	2,957.16	12/01/03
STATE OF GEORGIA	24,529.29	12/01/03
STATE OF IDAHO	5,061.00	12/01/03
STATE OF INDIANA	940.25	12/01/03
STATE OF KANSAS	516.38	12/01/03
STATE OF KENTUCKY	23,876.59	12/01/03
STATE OF MASSACHUSETTS	27,039.77	12/01/03
STATE OF MARYLAND	25,610.29	12/01/03
STATE OF MAINE	29,149.75	12/01/03
STATE OF NEW YORK	121,384.48	12/01/03
STATE OF OHIO	78,597.95	12/01/03
STATE OF OKLAHOMA	349.48	12/01/03
STATE OF PENNSYLVANIA	89,891.34	12/01/03
STATE OF SOUTH CAROLINA	6,041.00	12/01/03
STATE OF VIRGINIA	63,095.22	12/01/03
STATE OF VERMONT	17,269.75	12/01/03
MICHIGAN DEPARTMENT OF REVENUE	228.91	12/01/03
CITY OF DANVILLE	64.28	12/05/03
NORTH CAROLINA DEPT OF REVENUE	11,509.11	12/12/03
OREGON DEPARTMENT OF REVENUE	184.86	12/12/03
INTERNAL REVENUE SERVICE	8,581.70	12/12/03
INTERNAL REVENUE SERVICE	5,774,209.52	12/15/03
STATE OF ARIZONA	2,356.77	12/15/03
STATE OF CALIFORNIA	160,062.96	12/15/03
STATE OF COLORADO	59,302.00	12/15/03
STATE OF CONNECTICUT	2,499.72	12/15/03
STATE OF IDAHO	4,663.00	12/15/03
STATE OF INDIANA	922.79	12/15/03
STATE OF KANSAS	526.11	12/15/03
STATE OF KENTUCKY	22,330.14	12/15/03
STATE OF MASSACHUSETTS	24,866.68	12/15/03
STATE OF MAINE	26,290.63	12/15/03
STATE OF NEW YORK	118,326.63	12/15/03
STATE OF OHIO	69,604.00	12/15/03
STATE OF OKLAHOMA	327.09	12/15/03
STATE OF PENNSYLVANIA	105,627.45	12/15/03
STATE OF SOUTH CAROLINA	5,674.99	12/15/03
STATE OF VIRGINIA	51,842.62	12/15/03
STATE OF VERMONT	13,414.79	12/15/03
BUREAU OF EMPLOYMENT SERVICES	180.00	12/22/03
ASHTABULA INCOME TAX	565.32	12/24/03
CELINA CITY	236.30	12/24/03
CENTRAL COLLECTION AGENCY	31,823.06	12/24/03
CITY OF CHILLICOTHE	8,155.00	12/24/03
CITY OF CINCINNATI	235.83	12/24/03
CITY OF CLEVELAND HEIGHTS	4,402.21	12/24/03
CITY OF DANVILLE	312.52	12/24/03
INTERNAL REVENUE SERVICE	7,157,455.39	12/24/03
STATE OF PENNSYLVANIA	96,656.42	12/24/03
STATE OF MASSACHUSETTS	37,708.39	12/24/03
STATE OF GEORGIA	26,537.04	12/24/03
STATE OF OHIO	111.74	12/24/03
STATE OF ALABAMA	4,758.88	12/24/03
STATE OF ARIZONA	2,940.73	12/24/03
STATE OF COLORADO	102,534.00	12/24/03
STATE OF COLORADO	2,963.75	12/24/03
STATE OF IDAHO	4,919.00	12/24/03
STATE OF INDIANA	958.13	12/24/03
STATE OF MARYLAND	26,408.15	12/24/03
STATE OF NEW YORK	125,449.05	12/24/03
STATE OF OHIO	84,137.36	12/24/03
STATE OF OKLAHOMA	498.56	12/24/03
STATE OF SOUTH CAROLINA	6,382.65	12/24/03
STATE OF VERMONT	17,428.84	12/24/03
STATE OF WISCONSIN	707.34	12/24/03
STATE OF VIRGINIA	72,966.31	12/24/03
STATE OF KENTUCKY	25,347.85	12/24/03
STATE OF KANSAS	477.65	12/24/03
STATE OF MAINE	28,570.90	12/24/03
STATE OF CALIFORNIA	224,231.14	12/24/03
VILLAGE OF GREENWOOD	552.00	12/24/03
CITY OF HUNTINGTON	252.00	12/24/03
LORAIN CITY TAX	2,346.68	12/24/03
CITY OF MACEDONIA	2,581.02	12/24/03
CITY OF MARION	830.43	12/24/03
MICHIGAN DEPARTMENT OF REVENUE	169.11	12/24/03
MISSISSIPPI STATE TAX COMMISSN	2,575.79	12/24/03
MONTANA DEPARTMENT OF REVENUE	801.23	12/24/03
NEBRASKA DEPARTMENT OF REVENUE	251.02	12/24/03
CITY OF NEWARK	4,252.56	12/24/03
NORTH CAROLINA DEPT OF REVENUE	16,921.15	12/24/03
DIRECTOR OF FINANCE	174.87	12/24/03
OREGON DEPARTMENT OF REVENUE	214.36	12/24/03
TREASURER CITY OF OWENSBORO	848.98	12/24/03
CITY OF PITTSBURGH	995.56	12/24/03
RITA	10,104.85	12/24/03
SCHOOL DISTRICT INCOME TAX	2,734.40	12/24/03
UTAH STATE TAX COMMISSION	284.82	12/24/03
WEST VIRGINIA DEPT OF TAX & REVENUE	15,961.12	12/24/03

TOTAL	21,440,910.62

26-28

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III
Pages 1 to 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

ADMINISTRATOR ID TRS FUND	$80	$--
ALABAMA DEPT. OF REVENUE	375	6,258
ALBEMARLE COUNTY	4,298	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	141	2,179
ARKANSAS DEPARTMENT OF REVENUE	0	5
ASHLAND INDEPENDENT BOARD OF EDUCATION	10,460	348,656
AUGUSTA COUNTY	10	A
BANK OF AMERICA	363	30,291
BATH COUNTY SCHOOL DISTRICT	765	25,501
BEDFORD CITY	--	A
BEDFORD COUNTY	57	1,939
BEREA COUNTY SCHOOL DISTRICT	1,956	65,184
BOARD OF EQUALIZATION	263	3,423
BOARD OF EQUALIZATION	238	A
BOURBON COUNTY SCHOOL DISTRICT	620	20,664
BOYD COUNTY SCHOOL DISTRICT	2,788	92,912
BOYLE COUNTY SCHOOL DISTRICT	1,562	52,066
BREATHITT COUNTY SCHOOL DISTRICT	994	33,119
BRECKINRIDGE COUNTY BOARD OF EDUCATION	825	27,489
BUREAU OF TAXATION	156	3,119
BURGIN INDEPENDENT BOARD OF EDUCATION	319	10,649
BUTLER COUNTY SCHOOL DISTRICT	56	1,850
CA TELECONNECT FUND	14	30,291
CAMPBELL COUNTY TREASURER	134	A
CARTER COUNTY SCHOOL DISTRICT	1,687	56,221
CATTARAUGUS COUNTY	22	A
CCHCF-A	64	30,291
CHARLOTTESVILLE CITY TREASURER	3,812	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	15	A
CHCF-B	818	30,291
CHESTERFIELD COUNTY	99	1,910
CHESTERFIELD COUNTY	210	A
CITY OF ALAHAMBRA	1	18
CITY OF ALBION	2	43
CITY OF ALGOURA HILLS	6	114
CITY OF ANACORTES	--	8
CITY OF ARCADIA	11	211
CITY OF ARTESIA	--	5
CITY OF BALDWIN PARK	3	87
CITY OF BALDWIN PARK	4,038	134,583
CITY OF BEAUMONT	8	283
CITY OF BEAUMONT	2,473	82,418
CITY OF BELLFLOWER	2	30
CITY OF BERKELEY	1	16
CITY OF BOTHELL	2	37
CITY OF BRAWLEY	7	179
CITY OF BRAWLEY	6,100	152,509
CITY OF BURBANK	2	27
CITY OF CALABASAS	7	138
CITY OF CHARLOTTESVILLE	14,787	160,294
CITY OF CHARLOTTESVILLE	53,337	533,367
CITY OF CHICO	--	1
CITY OF CHULA VISTA	--	3
CITY OF CLAREMONT	1	10
CITY OF CLOVERDALE	1	41
CITY OF COLFAX	1	9
CITY OF COLORADO SPRINGS	193	7,719
CITY OF COVINA	7	118
CITY OF CULVER CITY	5	45
CITY OF DESERT HOT SPRINGS	4	78
CITY OF DOWNEY	--	5
CITY OF EDMONDS	1	9
CITY OF EL MONTE	1	16
CITY OF ELK GROVE	--	11
CITY OF FONTANA	8	158
CITY OF FONTANA	40,329	806,583
CITY OF GARDENA	--	10
CITY OF GLENDALE	5	67
CITY OF GUNNISON	5	156
CITY OF HARRISONBURG	302	--
CITY OF HARRISONBURG TREASURER	12	A
CITY OF HAWTHORNE	2	41
CITY OF HERMOSA	15	254
CITY OF HERMOSA BEACH	18,607	310,122
CITY OF HOLTVILLE	1	20
CITY OF HOLTVILLE	1,559	31,174
CITY OF HUNTINGTON BEACH	4	70
CITY OF INDIO	1	11
CITY OF INGLEWOOD	3	34
CITY OF ISSAQUAH	--	3
CITY OF KALAMA	8	140
CITY OF KELSO	33	546
CITY OF KELSO	7,003	116,722
CITY OF LA HABRA	31	509
CITY OF LA HABRA	26,325	438,749
CITY OF LA PALMA	1	20
CITY OF LA VERNE	19	467
CITY OF LAKEWOOD	--	10
CITY OF LONG BEACH	10	167
CITY OF LONGVIEW	82	1,373
CITY OF LONGVIEW	22,092	368,204
CITY OF LOS ANGELES	1,037	10,362
CITY OF LYNWOOD	--	2
CITY OF MALIBU	--	3
CITY OF MAYWOOD	--	4
CITY OF MONTCLAIR	4	104
CITY OF MONTEREY PARK	2	64
CITY OF MORENO VALLEY	60	1,001
CITY OF MORENO VALLEY	61,532	1,025,533
CITY OF NORWALK	1	24
CITY OF OAKLAND	--	5
CITY OF OLYMPIA	3	47
CITY OF PALM SPRINGS	--	8
CITY OF PALOUSE	2	32
CITY OF PALOUSE	616	8,793
CITY OF PASADENA	5	60
CITY OF PETERSBURG	19,098	95,489
CITY OF PICO RIVERA	5	107
CITY OF PICO RIVERA	10,317	206,332
CITY OF PLACENTIA	4	125
CITY OF PLACENTIA	15,509	443,115
CITY OF POMONA	1	11
CITY OF PORT HUENEME	7	167
CITY OF PORT HUENEME	9,674	241,860
CITY OF PORTERVILLE	1	8
CITY OF PULLMAN	24	303
CITY OF REDONDO BEACH	64	1,345
CITY OF REDONDO BEACH	43,795	922,008
CITY OF RIALTO	35	434
CITY OF RIALTO	46,137	576,707
CITY OF RICHMOND	5,668	--
CITY OF RICHMOND	14,579	95,006
CITY OF RICHMOND	3,052	A
CITY OF RIVERSIDE	9	139
CITY OF SACRAMENTO	--	4
CITY OF SALEM	1	A
CITY OF SALINAS	--	7
CITY OF SAN BERNARDINO	23	282
CITY OF SAN BERNARDINO	70,022	875,276
CITY OF SAN BUENAVENTURA	34,717	694,340
CITY OF SAN LUIS OBISPO	--	1
CITY OF SANTA ANA	33	555
CITY OF SANTA BARBARA	2	39
CITY OF SANTA MONICA	188	1,882
CITY OF SANTA MONICA	148,397	1,483,969
CITY OF SANTA ROSA	--	3
CITY OF SEAL BEACH	13	122
CITY OF SEATTLE	1	10
CITY OF SEQUIM	1	31
CITY OF SIERRA MADRE	1	122
CITY OF SOUTH PASADENA	2	37
CITY OF SPOKANE	2	38
CITY OF STANTON	--	7
CITY OF TACOMA	--	3
CITY OF TORRANCE	3	52
CITY OF VALLEJO	1	9
CITY OF VANCOUVER	3	56
CITY OF VENTURA	28	569
CITY OF WAYNESBORO	31,428	314,284
CITY OF WESTMINISTER	--	11
CITY OF WHITTIER	12	233
CITY OF WINCHESTER	716	--
CITY OF WINCHESTER	15,634	156,336
CITY OF WINLOCK	--	6
CITY OF WOODLAND	3	62
CITY OF ZILLAH	--	5
CLARKE COUNTY	2	A
CLOVERPORT INDEPENDENT SCHOOL DISTRICT	282	9,402
COLORADO DEPT. OF REVENUE	323	15,241
COLORADO DEPT. OF REVENUE	3,085	95,229
COMMISSIONER OF REVENUE SERVICES	75,512	1,438,320
COMMISSIONER OF REVENUE SERVICES	358,769	5,979,480
COMMONWEALTH OF MASSACHUSETTS	5,281	105,663
COMPTROLLER OF MARYLAND	12,743	254,864
COMPTROLLER OF PUBLIC ACCOUNTS	20	333
COMPTROLLER, CITY OF BUFFALO	13,894	463,123
COUNTY OF ALBEMARLE	8,728	94,088
COUNTY OF LOS ANGELES	319	6,380
COUNTY OF MONTGOMERY	9,352	93,516
COUNTY OF SACRAMENTO	--	1
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,686	156,193
DANVILLE, CITY OF	4,057	A
DAVIESS COUNTY BOARD OF EDUCATION	17,018	567,256
DAVIESS COUNTY SCHOOL DISTRICT	322	10,738
DES MOINES	1	21
ELLIOT COUNTY SCHOOL DISTRICT	294	9,784
ERIE COUNTY COMPTROLLER	4,886	A
FAUQUIER COUNTY	24	A
FLORIDA DEPARTMENT OF REVENUE	194,793	2,936,197
FLORIDA DEPARTMENT OF REVENUE	3,314,882	22,469,036
FRANKLIN COUNTY PUBLIC SAFETY	2	A
FRANKLIN COUNTY SCHOOL DISTRICT	95	3,151
FREDERICK COUNTY	185	A
GARRAD COUNTY SCHOOL DISTRICT	1,013	33,782
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	13,948	204,876
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	3	A
HANCOCK COUNTY BOARD OF EDUCATION	870	28,989
HANOVER COUNTY	90	30,912
HANOVER COUNTY TREASURER	1,197	A
HARLAN COUNTY SCHOOL DISTRICT	236	7,858
HARRISON COUNTY SCHOOL DISTRICT	2,724	90,799
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,679	89,307
HENDERSON COUNTY BOARD OF EDUCATION	2,299	76,618
HENRICO COUNTY	3,013	39,797
HENRICO COUNTY	3,450	A
ID USF	28	--
IDAHO STATE TAX COMMISSION	4,149	69,148
IL DEPT OF REVENUE	2	490
ILLINOIS DEPARTMENT OF REVENUE	217	3,098
INDIANA DEPARTMENT OF REVENUE	29,677	494,607
INTERNAL REVENUE SERVICE	62,845	2,094,833
JACKSON INDEPENDENT SCHOOLS	496	16,541
JESSAMINE COUNTY BOARD OF EDUCATION	7,639	254,617
KANSAS DEPT. OF REVENUE	18,371	251,665
KENTUCKY REVENUE CABINET	3,484	58,061
LAUREL COUNTY SCHOOL DISTRICT	5,707	190,249
LEE COUNTY SCHOOL DISTRICT	1,131	37,709
LESLIE COUNTY SCHOOL DISTRICT	918	30,588
LETCHER COUNTY BOARD OF EDUCATION	806	26,856
LEWIS COUNTY BOARD OF EDUCATION	950	38,000
LEWIS COUNTY SCHOOL DISTRICT	294	11,759
LINCOLN COUNTY BOARD OF EDUCATION	1,358	45,262
LOGAN COUNTY SCHOOL DISTRICT	32	1,050
LYNCHBURG, CITY OF	560	A
MADISON COUNTY SCHOOL DISTRICT	18,874	629,127
MAINE REVENUE SERVICES	278,167	5,563,347
MARION COUNTY BOARD OF EDUCATION	2,565	85,500
MCLEAN COUNTY SCHOOL DISTRICT	913	30,417
MENIFEE COUNTY SCHOOL DISTRICT	465	15,513
MERCER COUNTY SCHOOL DISTRICT	1,731	57,712
MINNESOTA DEPARTMENT OF REVENUE	3	182
MISSISSIPPI STATE TAX COMMISSION	1,801	25,728
MISSISSIPPI STATE TAX COMMISSION	42,841	612,028
MONTANA DEPT. OF REVENUE	16	433
MORGAN COUNTY SCHOOL DISTRICT	1,185	39,505
MTEAF	47	9,361
NC DEPARTMENT OF REVENUE	14,032	195,687
NECA KUSF	28	551
NECA PAUSF	1,367	--
NECA TX USF	7	205
NECA VUSF	263	20,722
NELSON COUNTY BOARD OF EDUCATION	1,162	38,742
NICHOLAS COUNTY SCHOOL DISTRICT	641	21,370
NJ DIVISION OF TAXATION	856	14,270
NYS ESTIMATED CORPORATION TAX	670	26,830
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS ESTIMATED CORPORATION TAX	4,063	1,816,543
NYS SALES TAX PROCESSING	68,320	961,407
OHIO COUNTY SCHOOL DISTRICT	23	757
OKLAHOMA TAX COMMISSION	919	16,792
ORLEANS COUNTY TREASURER	4	A
OWENSBORO BOARD OF EDUCATION	12,086	402,868
OWSLEY COUNTY BOARD OF EDUCATION	381	12,711
PA DEPARTMENT OF REVENUE	215,941	3,907,192
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,992	99,745
PERRY COUNTY SCHOOL DISTRICT	271	9,023
PITTSYLVANIA COUNTY	81	A
POWELL COUNTY SCHOOL DISTRICT	2,357	78,556
POWHATTAN COUNTY TREASURER	38	A
PSU	225	--
PUBLIC SERVICE TAXATION DIVISION	1,545	--
PUC/OREGON UNIVERSAL SERVICE FUND	9	229
PULASKI COUNTY TREASURER	1	A
RHODE ISLAND DIVISION OF TAXATION	8	120
ROANOKE COUNTY	3	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	890	29,671
RUSSELL INDEPENDENT SCHOOL DISTRICT	6,179	205,959
SCHOHARIE COUNTY TREASURER	3	A
SCOTT COUNTY SCHOOL DISTRICT	7,256	241,877
SOUTH CAROLINA DEPT. OF REVENUE	52,554	949,739
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT (GROSS RECEIPTS)	225,495	4,509,898
STATE OF MICHIGAN	129	2,150
STATE OF NEW HAMPSHIRE	2,302	32,887
STATE OF NEW HAMPSHIRE	71,217	1,017,395
STATE TAX DEPARTMENT	271,100	4,518,322
STAUNTON COUNTY	52	A
TN DEPARTMENT OF REVENUE	61,759	647,037
TOWN OF BLACKSBURG	16,198	161,985
TOWN OF MT CRESTED BUTTE	1,216	27,016
TOWN OF SOUTH BOSTON	4,817	48,166
TREASURER STATE OF OHIO	143,735	1,922,839
UNION COUNTY SCHOOL DISTRICT	2,867	95,566
VERMONT DEPARTMENT OF TAXES	1,253	20,875
VERMONT DEPARTMENT OF TAXES	333,670	5,561,160
VIRGINIA DEPARTMENT OF TAXATION	10,062	223,610
WARREN COUNTY TREASURER	12	A
WASHINGTON COUNTY BOARD OF EDUCATION	913	30,439
WASHINGTON DEPT. OF REVENUE	1,609	20,836
WEBSTER COUNTY BOARD OF EDUCATION	883	29,415
WINCHESTER CITY TREASURER	1,007	A
WISCONSIN DEPARTMENT OF REVENUE	5	187
WOLFE COUNTY SCHOOL DISTRICT	623	20,764
WOODFORD COUNTY BOARD OF EDUCATION	4,782	159,403
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	3	124
WYUSF	1	99

Total	$6,906,955	86,969,549

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

29-36

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV
Pages 1 to 5

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended December 31, 2003

Payee	Amount Paid	Check Date

ADAMS COUNTY TREASURER	$4,600	12/03/03
ALBEMARLE COUNTY	10,057	12/03/03
ALTAVISTA TOWN	1,620	12/05/03
AMELIA COUNTY	1,105	12/03/03
AMHERST COUNTY	6,259	12/03/03
ASHE COUNTY TAX COLLECTOR	4	12/31/03
AVON TOWN	3,799	12/10/03
BALDWIN TOWN	2,436	12/10/03
BANGOR CITY	56,596	12/19/03
BARROW COUNTY TAX COMMISSIONER	61,540	12/05/03
BEDFORD COUNTY	8,612	12/03/03
BERKELEY COUNTY	46,628	12/19/03
BERTIE COUNTY	1,326	12/16/03
BLOUNT CO REVENUE COMMISSIONER	1,126	12/29/03
BOROUGH OF COUDERSPORT	103	12/10/03
BOTETOURT COUNTY TREASURER	28,899	12/03/03
BOUNDARY COUNTY TREASURER	5,766	12/10/03
BOYCE TOWN	26	12/05/03
BOYDTON TOWN TREASURER	158	12/16/03
BOYLE COUNTY FISCAL COURT	639	12/19/03
BRECKENRIDGE COUNTY SHERIFF	46	12/29/03
BREWER CITY	7,720	12/19/03
BRIDGTON TOWN	17,076	12/19/03
BROOKNEAL TOWN	398	12/03/03
BUCHANAN COUNTY	12	12/03/03
BUCKINGHAM COUNTY	2,232	12/03/03
BUFFALO CITY	37,045	12/16/03
BURLINGTON CITY	29,622	12/19/03
CAL & JOANNE FAMILY LTD PRTNRSP	200	12/23/03
CAMDEN TOWN	6,319	12/19/03
CANYON SPRINGS INVES	310	12/03/03
CANYON SPRINGS INVES	310	12/23/03
CARROLL COUNTY TREAS	4,458	12/05/03
CASWELL COUNTY	2,505	12/31/03
CHARLESTON COUNTY	2,126	12/19/03
CHARLOTTE ENTERPRISES LP	30,110	12/15/03
CHASE CITY TOWN COLLECTOR	1,188	12/16/03
CHATHAM TOWN	146	12/03/03
CHESTERFIELD COUNTY	122	12/03/03
CITY OF AUGUSTA	19,946	12/19/03
CITY OF BUFFALO TREASURER	214,846	12/16/03
CITY OF CHARLOTTESVILLE	312	12/05/03
CITY OF CHARLOTTESVILLE	418	12/18/03
CITY OF CHARLOTTESVILLE	122,988	12/03/03
CITY OF GALAX	1,661	12/19/03
CITY OF HARTFORD	8,073	12/16/03
CITY OF LIVERMORE	162	12/31/03
CITY OF MARTINSVILLE	4,984	12/03/03
CITY OF MONTPELIER	8,094	12/16/03
CITY OF RUTLAND	30,029	12/16/03
CITY OF STAUNTON	12,677	12/03/03
CITY-COUNTY TAX COLLECTOR	39,101	12/31/03
CLARKE COUNTY	451	12/31/03
CLARKE COUNTY TREASURER	37	12/05/03
COFFEE COUNTY	54,793	12/18/03
COHOES CITY TREASURER	16,670	12/16/03
CORNELIUS TOWN OF	2,781	12/31/03
CORYDON CITY	90	12/16/03
COUNTY OF DINWIDDIE	1,274	12/03/03
COUNTY OF GRAYSON	107	12/05/03
COUNTY OF HALIFAX	5,033	12/03/03
COUNTY OF LOUDOUN	2,007	12/05/03
COUNTY OF MATHEWS	3,681	12/03/03
COUNTY OF PULASKI	6,178	12/18/03
COUNTY OF WARREN (BL)	31	12/19/03
CULLMAN COUNTY	39,846	12/19/03
CULPEPER COUNTY, TREASURER	24,680	12/05/03
DARLINGTON COUNTY	30,118	12/19/03
DAVIE COUNTY	16,230	12/31/03
DE LAGE LANDEN FINANCIAL SERV	179	12/11/03
DEKALB COUNTY	77,034	12/19/03
DICKENSON COUNTY	7,804	12/03/03
DILLON COUNTY TREASURER	708	12/16/03
DORIS LAWTON	783	12/12/03
EDGECOMBE COUNTY TAX COLLECTOR	4,720	12/31/03
EDGECOUMBE COUNTY	6,423	12/31/03
ELLSWORTH CITY	8,035	12/19/03
ELMORE COUNTY TAX COLLECTER	57,700	12/03/03
EMPORIA CITY TREASURER	872	12/03/03
ESSEX JUNCTION VILLAGE	20,897	12/19/03
FAIR HAVEN TOWN TREASURER	7,432	12/16/03
FAUQUIER COUNTY TREASURER	1,393	12/03/03
FNF CAPITAL	366	12/08/03
FOUNTAIN TOWN TREASURER	537	12/31/03
GE CAPITAL FLEET SERVICES	(126)	12/12/03
GE CAPITAL FLEET SERVICES	30,264	12/10/03
GEORGETOWN COUNTY SC	120	12/24/03
GLYNN CNTY. TAX COMMISSIONER	80,381	12/10/03
GREENSVILLE COUNTY TREASURER	2,828	12/05/03
GRETNA TOWN	44	12/03/03
HALIFAX COUNTY	2,318	12/03/03
HALIFAX COUNTY	10,716	12/31/03
HALIFAX TOWN	58	12/03/03
HALL COUNTY TAX COMMISSIONER	308	12/10/03
HAMLIN TOWN	154	12/18/03
HAMPDEN TOWN	7,478	12/19/03
HERRY COUNTY TREASURER	21,812	12/05/03
HONORABLE CELESTE SMITH	3,471	12/29/03
IREDELL COUNTY TAX COLLECTOR	203	12/11/03
J.J.D. ASSOCIATES OF	6,511	12/11/03
JACKSON COUNTY TAX COMMISSIONER	12,717	12/16/03
JEFFERSON COUNTY TREASURER	21,173	12/29/03
KENDUSKEAG TOWN	288	12/31/03
KENTUCKY REVENUE CABINET	359,531	12/31/03
KIR TEMECULA L.P.	105	12/24/03
KOOTENAI COUNTY TR	294,546	12/09/03
LA COUNTY TAX COLLECTOR	1,117,169	12/09/03
LATAH COUNTY TAX COLLECTOR	40,386	12/10/03
LAWRENCE L MATHENEY	3,917	12/02/03
LEE COUNTY	435	12/16/03
LENOIR COUNTY	1,796	12/31/03
LEVANT TOWN	13,818	12/10/03
LEWISTON CITY	54,307	12/19/03
LITTLETON TOWN COLLECTOR	1,351	12/16/03
LOS ANGELES COUNTY	134	12/10/03
LUNENBURG COUNTY	1,141	12/03/03
LURAY TOWN	117	12/03/03
MACCLESFIELD TOWN	83	12/31/03
MARINA LAKES GOLF COURSE	1,990	12/03/03
MCKENNEY	13	12/31/03
MECKLENBURG COUNTY	4,318	12/05/03
MOMEYER TOWN TAX COLLECTOR	62	12/31/03
MONTGOMERY COUNTY TREASURER	33,919	12/05/03
MOUNT AIRY CITY	4,043	12/19/03
NATIONSBANC LEASING AND EQUIP	498	12/02/03
NEWPORT TOWN NH	410	12/03/03
NEWPORT TOWN NH	1,523	12/10/03
NICHOLSON TOWNSHIP	7	12/18/03
NICHOLSON TOWNSHIP	10	12/19/03
NORTHUMBERLAND COUNTY	11,906	12/03/03
NORTON CITY TAX COLLECTOR	2,289	12/03/03
NORWAY TOWN	13,823	12/10/03
NORWICH TOWN TREASURER	10,667	12/16/03
NYC DEPT OF FINANCE	31	12/31/03
OKEECHOBEE COUNTY TAX COLLECTOR	102,232	12/16/03
ORANGE COUNTY	5,273	12/18/03
PACIFIC CORPORATE STRUCTURES	1,637	12/23/03
PAGE COUNTY	2,919	12/05/03
PALMYRA TOWN	2,202	12/19/03
PATRICK COUNTY TREASURER	1,006	12/03/03
PITTSTON TOWN	3,617	12/10/03
RIVERSIDE COUNTY TREASURER	210,720	12/09/03
ROANOKE CITY TREASURER	10,451	12/10/03
ROBESON COUNTY	5,449	12/31/03
ROCKPORT TOWN	8,176	12/10/03
ROCKY MOUNT CITY	1,279	12/31/03
ROGERS COUNTY TREA	31,680	12/19/03
SAN BERNARDINO COUNTY TREASURER	40,463	12/10/03
SAN BERNARDINO COUNTY TREASURER	54,437	12/19/03
SAN DIEGO COUNTY	17,900	12/19/03
SCOTT COUNTY TREASURER	276	12/10/03
SEWARD COUNTY TREASURER	40,824	12/10/03
SHADE TOWNSHIP COLLECTOR	80	12/05/03
SHENANDOAH TOWN COLLECTOR	43	12/05/03
SHERIFF OF CABELL COUNTY	52,361	12/19/03
SMYTH COUNTY TREASURER	659	12/03/03
SOUTHWEST HARBOR TOWN	2,022	12/18/03
SPENCER COUNTY	683	12/31/03
SPOTSYLVANIA COUNTY	760	12/05/03
ST ALBANS CITY TREASURER	7,012	12/16/03
ST ALBANS TOWN	7,565	12/16/03
ST JOHN PLANTATION	1,308	12/16/03
STANDISH TOWN TAX COLLECTOR	20,379	12/19/03
STARK TOWN TAX COLLECTOR	149	12/05/03
STRATFORD TOWN	48	12/09/03
SULLIVAN TOWN	1,784	12/09/03
SYKESVILLE TOWN	2,317	12/16/03
TALLAHATCHIE CO TAX COLLECTOR	147	12/16/03
TELIMAGINE INC/SPRINT AUTH REP	68	12/11/03
THOMASTON TOWN	2,125	12/10/03
TIMBERVILLE TOWN COLLECTOR	134	12/19/03
TOWN OF ALNA	126	12/18/03
TOWN OF BERLIN	12,208	12/16/03
TOWN OF BERRYVILLE	264	12/10/03
TOWN OF BRATTLEBORO	13,598	12/16/03
TOWN OF BRISTOL	6,097	12/19/03
TOWN OF BUXTON	11,861	12/19/03
TOWN OF CAMPTON	63	12/03/03
TOWN OF CEDAR BLUFF	63	12/03/03
TOWN OF CHARLESTOWN	671	12/10/03
TOWN OF COEBURN	1,606	12/03/03
TOWN OF CORINNA	864	12/05/03
TOWN OF DUBLIN	134	12/05/03
TOWN OF ESSEX	20,903	12/19/03
TOWN OF FALMOUTH	10,939	12/19/03
TOWN OF FRIENDSVILLE	337	12/31/03
TOWN OF FRYEBURG	2,460	12/10/03
TOWN OF GIBSON	147	12/16/03
TOWN OF GREENBUSH	8,428	12/19/03
TOWN OF GREENWOOD	575	12/19/03
TOWN OF HILLSVILLE	446	12/03/03
TOWN OF HOLLIS	11,250	12/18/03
TOWN OF LEE	9,739	12/03/03
TOWN OF LISBON	29,794	12/19/03
TOWN OF LITTLETON TAX COLLECTOR	1,040	12/03/03
TOWN OF MARION	99	12/10/03
TOWN OF NOBLEBORO	3,069	12/31/03
TOWN OF PINETOPS COLLECTOR	492	12/19/03
TOWN OF PINK HILL	598	12/19/03
TOWN OF PLYMOUTH	115	12/03/03
TOWN OF PLYMPTON	6,384	12/03/03
TOWN OF PULASKI	222	12/05/03
TOWN OF SORRENTO	1,961	12/18/03
TOWN OF SOUTH BOSTON	3,905	12/03/03
TOWN OF SOUTH HILL	1,424	12/16/03
TOWN OF SPRINGFIELD	13,883	12/16/03
TOWN OF STEPHENS CITY	86	12/03/03
TOWN OF STUART	941	12/19/03
TOWN OF TAZEWELL	201	12/03/03
TOWN OF VICTORIA	396	12/03/03
TOWN OF WALES, MAINE	1,144	12/31/03
TOWN OF WHITEFIELD	1,012	12/03/03
TOWN OF WHITEVILLE	50	12/19/03
TOWN OF WINTHROP	14,471	12/19/03
TOWN OF WOODSTOCK	265	12/18/03
TREASURER OF FRONT ROYAL TOWN	4	12/18/03
TREASURER OF RAPPAHANNOCK CO	563	12/05/03
TREASURER OF TAZEWELL COUNTY	13,022	12/03/03
TULSA	641	12/23/03
UINTA COUNTY TREASURER	8,134	12/19/03
VENTURA COUNTY TAX COLLECTOR	14,638	12/16/03
WARREN COUNTY TAX COLLECTOR	3,351	12/31/03
WARRENTON TOWN TAX COLLECTOR	1,064	12/10/03
WATERVILLE CITY	11,130	12/19/03
WESTMORELAND COUNTY	9,936	12/03/03
WHITESBURG CITY	802	12/29/03
WILKES COUNTY TAX COLLECTOR	4,604	12/19/03
WILMOT TOWN	357	12/03/03
WILSON COUNTY TAX ADMINISTRATOR	2,462	12/31/03
WINDHAM TOWN COLLECTOR	9,571	12/19/03
WINDSOR TOWN	1,694	12/03/03
WOODBURY TOWN TAX	2,359	12/23/03
YUMA COUNTY	114,242	12/19/03

Total	$4,453,578

29-36

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V
Pages 1 to 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	$348	12/09/03
ALBEMARLE COUNTY	Utility Tax	543	12/15/03
ALBEMARLE COUNTY	911 Surcharge	4,334	12/18/03
AMHERST COUNTY	911 Surcharge	8	12/18/03
ARIZONA DEPARTMENT OF REVENUE	Gross Receipts Tax	20	12/11/03
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	103	12/11/03
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,318	12/11/03
BATH COUNTY SCHOOL D	Utility Tax	1,739	12/11/03
BEDFORD COUNTY	Utility Tax	10	12/15/03
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	1,959	12/11/03
BOARD OF EQUALIZATION	Sales Tax	146	12/23/03
BOARD OF EQUALIZATION	911 Surcharge	258	12/18/03
BOURBON COUNTY SCHOOL	Utility Tax	611	12/11/03
BOYD COUNTY SCHOOL D	Gross Receipts Tax	16	12/12/03
BOYD COUNTY SCHOOL D	Utility Tax	3,397	12/11/03
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,588	12/11/03
BREATHITT COUNTY SCH	Utility Tax	1,102	12/11/03
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	808	12/11/03
BURGIN EDUCATION BO	Utility Tax	324	12/11/03
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	45	12/11/03
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	72	12/08/03
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	928	12/08/03
CAMPBELL COUNTY	911 Surcharge	134	12/18/03
CARTER COUNTY SCHOOL	Utility Tax	1,656	12/11/03
CATTARAUGUS COUNTY	911 Surcharge	26	12/18/03
CHESTERFIELD COUNTY	Utility Tax	14	12/15/03
CHESTERFIELD COUNTY	911 Surcharge	214	12/15/03
CITY OF ALBION	Gross Receipts Tax	5	12/11/03
CITY OF ARCADIA	Gross Receipts Tax	13	12/17/03
CITY OF BALDWIN PARK	Utility Tax	3,845	12/09/03
CITY OF BEAUMONT	Gross Receipts Tax	7	12/17/03
CITY OF BEAUMONT	Utility Tax	2,090	12/09/03
CITY OF BRAWLEY	Gross Receipts Tax	7	12/17/03
CITY OF BRAWLEY	Utility Tax	6,757	12/09/03
CITY OF CALABASAS	Gross Receipts Tax	5	12/17/03
CITY OF CHARLOTTESVILLE	911 Surcharge	2,177	12/18/03
CITY OF CHARLOTTSVILLE	Utility Tax	3,038	12/15/03
CITY OF CHARLOTTSVILLE	Utility Tax	54,700	12/18/03
CITY OF COLORADO SPRINGS	Sales Tax	200	12/09/03
CITY OF COVINA	Gross Receipts Tax	8	12/17/03
CITY OF CULVER CITY	Gross Receipts Tax	11	12/17/03
CITY OF DANVILLE	911 Surcharge	3,947	12/22/03
CITY OF FONTANA	Gross Receipts Tax	11	12/17/03
CITY OF FONTANA	Utility Tax	36,675	12/09/03
CITY OF GLENDALE	Gross Receipts Tax	8	12/17/03
CITY OF HARRISONBURG TREASURER	911 Surcharge	23	12/18/03
CITY OF HERMOSA BEACH	Gross Receipts Tax	13	12/17/03
CITY OF HERMOSA BEACH	Utility Tax	17,406	12/09/03
CITY OF HOLTVILLE	Utility Tax	1,755	12/09/03
CITY OF HUNTINGTON BEACH	Gross Receipts Tax	6	12/17/03
CITY OF LA HABRA	Gross Receipts Tax	30	12/17/03
CITY OF LA HABRA	Sales Tax	25,509	12/09/03
CITY OF LA PALMA	Gross Receipts Tax	5	12/17/03
CITY OF LA VERNE	Gross Receipts Tax	20	12/17/03
CITY OF LONG BEACH	Gross Receipts Tax	12	12/17/03
CITY OF LOS ANGELES	Gross Receipts Tax	1,067	12/17/03
CITY OF LYNCHBURG	911 Surcharge	401	12/18/03
CITY OF MORENO VALLEY	Gross Receipts Tax	58	12/17/03
CITY OF MORENO VALLEY	Utility Tax	55,189	12/09/03
CITY OF PASADENA	Gross Receipts Tax	8	12/17/03
CITY OF PICO RIVERA	Gross Receipts Tax	6	12/17/03
CITY OF PICO RIVERA	Utility Tax	10,875	12/09/03
CITY OF PLACENTIA	Gross Receipts Tax	9	12/17/03
CITY OF PLACENTIA	Utility Tax	14,022	12/09/03
CITY OF PORT HUENEME	Gross Receipts Tax	6	12/17/03
CITY OF PORT HUENEME	Utility Tax	8,407	12/09/03
CITY OF PULLMAN	Gross Receipts Tax	23	12/11/03
CITY OF REDONDO BEACH	Gross Receipts Tax	62	12/17/03
CITY OF REDONDO BEACH CA	Utility Tax	41,329	12/09/03
CITY OF RIALTO	Utility Tax	45,159	12/09/03
CITY OF RICHMOND	911 Surcharge	1,718	12/18/03
CITY OF RICHMOND	Utility Tax	3,571	12/15/03
CITY OF RIVERSIDE	Gross Receipts Tax	9	12/17/03
CITY OF SAN BERNARDINO	Gross Receipts Tax	29	12/17/03
CITY OF SAN BERNARDINO	Utility Tax	66,571	12/09/03
CITY OF SAN BUENAVENTURA	Utility Tax	33,870	12/09/03
CITY OF SANTA ANA	Gross Receipts Tax	21	12/17/03
CITY OF SANTA MONICA	Gross Receipts Tax	152	12/17/03
CITY OF SANTA MONICA	Utility Tax	135,932	12/09/03
CITY OF SEAL BEACH	Gross Receipts Tax	12	12/17/03
CITY OF STAUNTON	911 Surcharge	52	12/18/03
CITY OF VENTURA	Gross Receipts Tax	29	12/17/03
CITY OF WAYNESBORO	Utility Tax	26,831	12/17/03
CITY OF WHITTIER	Gross Receipts Tax	13	12/17/03
CITY OF WINCHESTER	911 Surcharge	939	12/18/03
CITY OF WINCHESTER	Utility Tax	15,785	12/17/03
CLARKE COUNTY E-9	911 Surcharge	6	12/22/03
CLOVERPORT BOARD OF EDUCATION	Utility Tax	286	12/10/03
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	98	12/11/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	211	12/11/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	3,063	12/22/03
COMMISSIONER OF TAXATION AND	Utility Tax	77	12/05/03
COMMONWEALTH OF MASS	Sales Tax	2,921	12/11/03
COMPTROLLER OF MD	Sales Tax	13,083	12/19/03
CONNECTICUT DEPT OF REVENUE	Sales Tax	89,675	12/31/03
COUNTY OF AUGUSTA	911 Surcharge	10	12/18/03
COUNTY OF GENESEE	911 Surcharge	11	12/18/03
COUNTY OF MONTGOMERY	Utility Tax	9,485	12/17/03
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,716	12/11/03
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	2	12/12/03
DAVIESS CO BOARD OF EDUCATION	Utility Tax	17,650	12/11/03
DEAF TRUST	Gross Receipts Tax	16	12/08/03
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,643	12/11/03
DIRECTOR OF FINANCE	911 Surcharge	22	12/18/03
ELLIOTT COUNTY SCHOO	Utility Tax	298	12/11/03
ERIE COUNTY COMPTROLLER	911 Surcharge	5,813	12/18/03
FAUQUIER COUNTY TREASURER	911 Surcharge	24	12/18/03
FLORIDA C.S.T. FUND	Telecommunications Tax	160,146	11/20/03
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	6,834	12/22/03
FLORIDA DEPT OF REVENUE	Sales Tax	141,961	12/22/03
FLORIDA DEPT OF REVENUE	Telecommunications Tax	3,014,252	12/22/03
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	92	12/11/03
FREDRICK COUNTY TREASURER	911 Surcharge	194	12/18/03
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	1,021	12/11/03
GEORGIA DEPARTMENT OF REVENUE	Gross Receipts Tax	64	12/12/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	13,666	12/12/03
GREENE COUNTY	911 Surcharge	14	12/18/03
HANCOCK COUNTY BOARD OF	Utility Tax	874	12/11/03
HARLAN COUNTY SCHOOL	Utility Tax	252	12/11/03
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,730	12/11/03
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,665	12/09/03
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,323	12/11/03
HENRICO COUNTY	911 Surcharge	1,449	12/18/03
HENRICO COUNTY	Utility Tax	3,054	12/15/03
IDAHO STATE TAX COMMISSION	Sales Tax	3,643	12/11/03
IDAHO UNIVERSAL SERVICE	Gross Receipts Tax	27	12/18/03
INDIANA DEPARTMENT OF REVENUE	Gross Receipts Tax	45	12/23/03
INDIANA DEPT OF REVENUE	Sales Tax	1,260	12/11/03
INDIANA DEPT OF REVENUE	Sales Tax	11,233	12/23/03
INDIANA DEPT OF REVENUE	Sales Tax	17,043	12/22/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	33,405	12/24/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	33,927	12/10/03
JACKSON INDEPENDENT SCHOOLS	Utility Tax	556	12/09/03
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,738	12/09/03
KANSAS DEPT OF REVENUE	Sales Tax	18,007	12/24/03
KENTUCKY REVENUE CABINET	Sales Tax	1,915	12/19/03
LAUREL COUNTY SCHOOL	Utility Tax	10,861	12/09/03
LEE COUNTY SCHOOL DI	Utility Tax	1,151	12/09/03
LESLIE COUNTY SCHOOL	Utility Tax	958	12/09/03
LETCHER COUNTY BOARD OF EDUCATI	Utility Tax	805	12/09/03
LEWIS COUNTY BOARD OF	Utility Tax	957	12/09/03
LEWIS COUNTY SCHOOL	Utility Tax	294	12/09/03
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,364	12/09/03
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	31	12/09/03
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	49	12/12/03
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	18,944	12/09/03
MAINE REVENUE SERVICE	Sales Tax	256,896	12/15/03
MAINE REVENUE SERVICES	Sales Tax	16,624	12/15/03
MARION COUNTY SCHOOL	Utility Tax	4,069	12/10/03
MATTHEWS, CAROLE, TREASURER	Utility Tax	20,465	12/18/03
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	96	12/10/03
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	830	12/09/03
MENIFEE COUNTY SCHOO	Utility Tax	674	12/09/03
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,728	12/09/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	6,285	12/10/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	36,840	12/11/03
MORGAN COUNTY SCHOOL	Utility Tax	1,250	12/15/03
NECA VUSF	Gross Receipts Tax	243	12/11/03
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,176	12/09/03
NEW JERSEY SALES TAX	Sales Tax	755	12/10/03
NICHOLAS COUNTY SCHO	Utility Tax	659	12/10/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	3,403	12/11/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	10,088	12/10/03
NYS CORPORATION TAX	Gross Receipts Tax	74,100	12/08/03
NYS SALES TAX PROCESSING	Sales Tax	362	12/18/03
NYS SALES TAX PROCESSING	Gross Receipts Tax	2,793	12/16/03
NYS SALES TAX PROCESSING	Sales Tax	6,255	12/16/03
NYS SALES TAX PROCESSING	Sales Tax	27,682	12/17/03
NYS SALES TAX PROCESSING	Sales Tax	61,166	12/22/03
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	25	12/10/03
OKLAHOMA TAX COMMISSION	Sales Tax	927	12/10/03
OWENSBORO BOARD OF EDUCATION	Utility Tax	12,228	12/10/03
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	382	12/10/03
PA DEPARTMENT OF REV	Sales Tax	1,043	12/17/03
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	179	12/22/03
PA DEPARTMENT OF REVENUE	Sales Tax	83,032	12/23/03
PA DEPARTMENT OF REVENUE	Sales Tax	115,364	12/22/03
PA DEPT OF REVENUE	Sales Tax	9,767	12/22/03
PA DEPT. OF REVENUE	Sales Tax	3,059	12/11/03
PA DEPT. OF REVENUE	Sales Tax	12,352	12/18/03
PAGE COUNTY	911 Surcharge	15	12/18/03
PARIS INDEPENDENT SCHOOLS	Utility Tax	2,955	12/10/03
PERRY COUNTY SCHOOL	Utility Tax	292	12/10/03
PITTSYLVANIA COUNTY	911 Surcharge	81	12/18/03
POWELL COUNTY SCHOOL	Utility Tax	2,807	12/10/03
POWHATAN COUNTY TREASURER	911 Surcharge	36	12/18/03
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	225	12/19/03
ROCKCASTLE COUNTY SCHOOL	Utility Tax	869	12/10/03
RUSSELL INDEPENDENT	Utility Tax	6,154	12/10/03
SCOTT COUNTY SCHOOL	Utility Tax	7,140	12/10/03
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	49,830	12/22/03
SPOTSYLVANIA COUNTY	911 Surcharge	48	12/18/03
STATE OF CONNECTICUT	Sales Tax	262,259	12/01/03
STATE OF CONNECTICUT	Sales Tax	262,714	12/31/03
STATE OF MICHIGAN	Sales Tax	136	12/10/03
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,208	12/09/03
STATE OF NEW HAMPSHIRE	Utility Tax	18,384	12/08/03
STATE OF NEW HAMPSHIRE	Utility Tax	54,221	12/10/03
STATE TAX DEPARTMENT	Sales Tax	100,642	12/09/03
TENNESSEE DEPT OF REVENUE	Sales Tax	62,239	12/22/03
TOWN OF BLACKSBURG	Utility Tax	16,512	12/17/03
TOWN OF MT CRESTED BUTTE	Utility Tax	1,190	12/08/03
TOWN OF SOUTH BOSTON	Utility Tax	4,855	12/17/03
TREASURER OF HANOVER COUNTY	Utility Tax	96	12/15/03
TREASURER OF HANOVER COUNTY	911 Surcharge	399	12/18/03
TREASURER OF STATE OF OHIO	Sales Tax	29,315	12/23/03
TREASURER OF STATE OF OHIO	Sales Tax	74,315	12/24/03
TREASURER STATE OF OHIO	Sales Tax	1,118	12/16/03
TREASURER STATE OF OHIO	Sales Tax	14,547	12/18/03
TREASURER STATE OF OHIO	Sales Tax	20,388	12/15/03
UNION COUNTY SCHOOL DISTRICT	Utility Tax	2,712	12/10/03
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	413	12/08/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	16,750	12/05/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	53,379	12/08/03
VERMONT DEPT OF TAXES	Telecommunications Tax	1,155	12/18/03
VERMONT DEPT OF TAXES	Sales Tax	25,710	12/17/03
VERMONT DEPT OF TAXES	Sales Tax	294,964	12/18/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	409	12/16/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	6,558	12/12/03
WARREN COUNTY TREASURER	911 Surcharge	12	12/18/03
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	1,360	12/15/03
WASHINGTON DEPT OF REVENUE	Gross Receipts Tax	55	12/15/03
WASHINGTON DEPT OF REVENUE	Sales Tax	1,373	12/15/03
WEBSTER COUNTY BOARD OF	Utility Tax	882	12/10/03
WEST VIRGINIA STATE TAX DEPART	Sales Tax	154,945	12/17/03
WOLFE COUNTY SCHOOL	Utility Tax	1,067	12/10/03
WOODFORD COUNTY BOARD OF ED	Utility Tax	4,810	12/10/03
WYOMING COUNTY NY	911 Surcharge	8	12/18/03

Total		$6,663,422

37-42

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI
Pages 1 to 6

Court Reporting schedules for Cash Disbursements
for the Month Ended December 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$3,205,842
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	1,089
ACC OPERATIONS, INC	081-02-41956	02-41956	240,862
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	1,999,859
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	496,853
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	5,554,701
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	912,117
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	1,036,995
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	1,018,322
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	4,542,469
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	3,160,196
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	458,350
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	436,946
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	502,254
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,437,491
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	142,217
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	883,886
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	310,250
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	215,785
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	3,156,962
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	74,298
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	107,172,547
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,951,762
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	3,680,460
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	13,254,479
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	1,341
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	--
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	3,963,543
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,403,661
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	137,934
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	3,790,702
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	2,897,323
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	--
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	--
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	--
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	--
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	--
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	5,683,096
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	17,139
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	1,759,002
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	--
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	--
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	19,842
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	--
BADGER HOLDING CORP	081-02-41792	02-41792	1,031
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	334,907
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	699,551
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	1,089
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	718,728
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	161,496
CENTURY ADVERTISING, INC	081-02-41731	02-41731	--
CENTURY ALABAMA CORP	081-02-41889	02-41889	188,427
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	--
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	367,907
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	--
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	13,256,341
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	222,829
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,397,928
CENTURY CAROLINA CORP	081-02-41886	02-41886	1,177,056
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	171,603
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,570,957
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	2,038,578
CENTURY CULLMAN CORP	081-02-41888	02-41888	557,306
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	398,385
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	--
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,885,740
CENTURY INDIANA CORP	081-02-41768	02-41768	--
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	--
CENTURY INVESTORS, INC	081-02-41733	02-41733	--
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	30,120
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	--
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	185,558
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	146,684
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	738,551
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	311,285
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	152,401
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	1,400
CENTURY NORWICH CORP	081-02-41881	02-41881	880,010
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	718,918
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	--
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	--
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	--
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	--
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	92,179
CENTURY VIRGINIA CORP	081-02-41796	02-41796	1,026,144
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	--
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	--
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	--
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	79,444
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	404,807
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	46,949,443
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	--
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	--
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	7,046,033
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	--
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	552,994
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	--
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	--
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	913,674
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	509,113
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	--
FOP INDIANA, LP	081-02-41816	02-41816	340,882
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	2,209,367
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	921,923
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	--
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	--
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	--
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	--
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	--
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	--
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	31,135,128
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	--
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	--
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	--
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,926,724
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	--
GRAFTON CABLE COMPANY	081-02-41788	02-41788	--
GS CABLE, LLC	081-02-41907	02-41907	4,915,297
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	1,975,840
HUNTINGTON CATV, INC	081-02-41765	02-41765	--
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	599,418
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	--
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	105,411
KOOTENAI CABLE, INC	081-02-41875	02-41875	1,150,564
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	225,221
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	24,669
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	52
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	253,305
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	57,210
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	262,992
MICKELSON MEDIA, INC	081-02-41782	02-41782	173,286
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	--
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	128,236
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	--
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	4,457,711
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	758,672
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,510,882
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	5,390,430
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	--
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	13,277
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	--
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	3,647,657
PAGE TIME, INC	081-02-41839	02-41839	7,764
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	--
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	177,433
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	19,088,069
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	--
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	365,543
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	274,952
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	62,151
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	445,346
S/T CABLE CORPORATION	081-02-41791	02-41791	--
SABRES, INC	081-02-41838	02-41838	--
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,643,450
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	95
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	15,110,167
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	172,777
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	897,302
STAR CABLE INC	081-02-41787	02-41787	--
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,288,169
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	910,596
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	4,725,276
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	534,082
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	8,624,323
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,340,669
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	2,817
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	27
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	--
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	875,599
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	2,346
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	--
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	--
UCA LLC	081-02-41834	02-41834	9,583,114
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	--
VALLEY VIDEO, INC	081-02-41870	02-41870	117,816
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	678,150
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	179,770
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	321,647
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,169,284
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	--
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	231,882
YUMA CABLEVISION, INC	081-02-41868	02-41868	1,178,396

Total			$401,602,358

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ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Pages 1 to 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Commercial Property	Royal Indemnity Company	R2HD329266	05/16/03 - 05/16/04

Commercial General Liability	AIG (American Home Assurance Co)	4806103	12/15/03 - 12/15/04

Commercial Automobile Liability	AIG (American Home Assurance Co)	MA - 5188717 VA - 5188718 TX - 5188719 All other states - 5188716	12/15/03 - 12/15/04

Worker's Compensation	AIG (New Hampshire Ins. Co., I South Insurance Co., and National Union Fire Insurance Co. of VT)	All states except California & monopolistic states; policy numbers 2981752, 2981753, 2981754, 2981755, and 2981756	12/15/03 - 12/15/04

California	State Compensation Insurance Fund	1703671-03	05/16/03 - 05/16/04

ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation

Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry

West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation

Wyoming	Wyoming Department of	366575	10/1/99 - Ongoing*
Employment

International Package Policy (Liability & Foreign Voluntary Comp)	ACE USA (ACE American Insurance Co.)	PHF073190	110/15/03 - 10/15/04

Aircraft Policy	AIG (National union Fire Insurance Co.)	GM3380176-01	11/02/03 - 11/01/04

Umbrella Liability	Zurich (American Guarantee &
	Liability Insurance Co.)	AUC937411600	05/16/03 - 05/16/04
Excess Liability	XL Insurance America, Inc.	US00006683L103A	05/16/03 - 05/16/04

Executive Protection	Liberty Insurance Underwriters	180933013	12/19/03 - 12/19/04
(Special Crime)

New York Disability	Cigna	074487	07/01/03 - Ongoing*

Pollution Liability	Chubb (Federal Insurance Co.)	On-site coverage 37251845	01/01/03 - 01/01/04
		Off-site coverage 37251846	01/01/03 - 01/01/04

Fiduciary Liability Insurance	Houston Casualty Co.	14MG03A2983	12/8/03 - 12/8/04

Directors & Officers Liability	Associated Electric & Gas Insurance	D0999A1A00	12/31/03 - 12/31/05
Services Limited (AEGIS)

Directors & Officers Liability Tail	AIG (National Union	7290984	12/31/03 - 12/31/05
Insurance Co.)

Excess Directors & Officers	U.S. Specialty Insurance Co.	14MGU03A3639	12/31/03 - 12/31/04
Liability
	Hartford (Twin City Fire Ins. Co.)	00DA02209103
	Hudson Insurance Co.	HN03031687
	Axis Reinsurance Co.	RBN502748
	Old Republic Insurance Co.	CUG27319

Media Liability	Illinois Union Insurance Company	EONG21640104001	11/22/02 - 11/22/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.

53-54